UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 16, 2005

(Date of earliest event reported)

SUPPORTSOFT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30901	94-3282005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 Broadway, Redwood City, California 94063

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 556-9440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 16, 2005, SupportSoft, Inc. gave notice to its current landlord (Leland Stanford Junior University) that it was exercising its contractual renewal option to extend the lease for its current headquarter facilities located at 575 Broadway, Redwood City, California for a one year period beginning June 1, 2006. A copy of the renewal notice is attached as Exhibit 10.1.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 22, 2005, SupportSoft, Inc. announced the planned departure of Executive Vice President of Finance and Administration and Chief Financial Officer, Brian M. Beattie. Mr. Beattie has resigned from the Company to become the chief financial officer at a semiconductor design software company. The effective date of his resignation will be January 6, 2006.

On December 22, 2005, SupportSoft, Inc. announced the appointment of Ken Owyang, Vice President of Finance of the Company, to the position of Interim Chief Financial Officer, effective January 6, 2006.

Mr. Owyang, 41, has served as Vice President of Finance for SupportSoft since November 2004, and provided consulting services to SupportSoft since April 2004. From May 2003 until April 2004, he was an independent financial consultant to private and public companies. From November 1997 until February 2002, Mr. Owyang was employed by Marimba, Inc, an enterprise software company, initially as Controller and then Chief Financial Officer beginning in June 2000. Mr. Owyang holds a B.A. in Business Administration and Accounting from San Francisco State University.

Item 7.01. Regulation FD Disclosure.

On December 22, 2005, SupportSoft, Inc. issued a press release announcing the planned departure of Executive Vice President of Finance and Administration and Chief Financial Officer, Brian M. Beattie and the appointment of Ken Owyang, Vice President of Finance of the Company, to the position of Interim Chief Financial Officer, effective as of the date of Mr. Beattie’s resignation on January 6, 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	Exercise of Lease Renewal Option dated December 16, 2005

99.1	Press Release, dated December 22, 2005, entitled “SupportSoft Announces Departure of Chief Financial Officer, Vice President of Finance Appointed as Interim Chief Financial Officer”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2005

SUPPORTSOFT, INC.

By:	/s/ Brian M. Beattie
Brian M. Beattie
Executive Vice President of Finance and Administration and Chief Financial Officer
(Principal Financial Officer and Chief Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Exercise of Lease Renewal Option dated December 16, 2005

99.1	Press Release, dated December 22, 2005, entitled “SupportSoft Announces Departure of Chief Financial Officer, Vice President of Finance Appointed as Interim Chief Financial Officer”